--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
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                CLASSIC SERIES | ANNUAL REPORT | JANUARY 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

[LOGO] Classic Series

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Annual Report o January 31, 2002

SMITH BARNEY SOCIAL
AWARENESS FUND

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA
PORTFOLIO MANAGER

[PHOTO OMITTED]

ELLEN S. CAMMER
PORTFOLIO MANAGER

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CHARLES P. GRAVES III, CFA
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Charles P. Graves III, CFA has more than 17 years of securities business experience and began co-managing the Fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

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Ellen S. Cammer
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Ellen S. Cammer has more than 20 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

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FUND OBJECTIVE
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The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

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FUND FACTS
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FUND INCEPTION
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February 2, 1987

MANAGER TENURE
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Less than 1 year (Charles P. Graves III)
7 Years (Ellen S. Cammer)

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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17 Years (Charles P. Graves III)
20 Years (Ellen S. Cammer)

                                      CLASS A        CLASS B       CLASS L
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NASDAQ                                 SSIAX          SESIX         SESLX
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INCEPTION                             11/6/92        2/2/87         5/5/93
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Average Annual Total Returns as of January 31, 2002*

                                                Without Sales Charges(1)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (14.99)%        (15.63)%        (15.57)%
--------------------------------------------------------------------------------
Five-Year                                 8.70            7.87            7.90
--------------------------------------------------------------------------------
Ten-Year                                   N/A            9.62             N/A
--------------------------------------------------------------------------------
Since Inception+                         10.87            9.81            9.39
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                                                  With Sales Charges(2)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (19.24)%        (19.71)%        (17.22)%
--------------------------------------------------------------------------------
Five-Year                                 7.59            7.72            7.68
--------------------------------------------------------------------------------
Ten-Year                                   N/A            9.62             N/A
--------------------------------------------------------------------------------
Since Inception+                         10.26            9.81            9.26
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

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What's Inside

Letter to Our Shareholders ................................................    1

Fund at a Glance ..........................................................    4

Historical Performance ....................................................    5

Growth of $10,000 .........................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   14

Statement of Operations ...................................................   15

Statements of Changes in Net Assets .......................................   16

Notes to Financial Statements .............................................   17

Financial Highlights ......................................................   21

Independent Auditors' Report ..............................................   24

Additional Information ....................................................   25

Tax Information ...........................................................   27

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

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  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Social Awareness Fund ("Fund") for the year ended January 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended January 31, 2002, the Fund's Class A shares reported a total return of negative 14.99%, excluding the effects of sales charges. In comparison, the Lehman Brothers Government/Corporate Bond Index ("Lehman Index")(1) and Standard & Poor's 500 Index ("S&P 500")(2) returned 7.50% and negative 16.14%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The Fund also normally invests between 15% and 35% of its assets in fixed-income securities. The fixed-income securities in which the Fund invests are primarily investment-grade,(3) and may be of any maturity.(4) The Fund also may invest a portion of its assets in equity and debt securities of foreign issuers. The Fund searches for companies that offer both investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industry. We benchmark the Fund's performance against a mix of 75% of the S&P 500 and 25% of the Lehman Index, a composition that captures our Fund's normal, long-term asset allocation target.

Stock Market Update and Portfolio Changes

After two very difficult years, we believe stock returns (as measured by the S&P
500) will improve in 2002. Our expectations are based on a few simple observations.

First, over the long haul, no other asset class has out-performed stocks on a consistent basis. Although we are not expecting returns as strong as those experienced in the 1980's or 1990's, we do believe stocks will outperform bonds and cash. Additionally, stocks have not declined for three consecutive years since 1941. Furthermore, the years following multi-year declines have typically rebounded. For example, 1973 - 1974 was the last multi-year downturn, and was followed by a 31% gain in 1975.(5)

Second, stocks have tended to rally three to five months before the economy begins to recover and often enjoyed significant gains for some time. Following the last 10 recessions, the S&P 500 three-month, six-month and twelve-month average price appreciation has been 18%, 27% and 38%, respectively.(5) Additionally, since 1930, in the year following the year in which interest rate cuts ended, the stock market has returned an average of 19.4%.(6) There is, of course, no guarantee that these experiences will repeat themselves.

----------
(1) The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(3) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the portfolio manager to be of equivalent quality.
(4) Maturity refers to the date on which the principal is required to be paid on the bond.
(5) Source: Charles Blood, Brown Brothers Harriman, January 2, 2002, Financial Markets Strategy.
(6) Source: Tobias Levkovich, Salomon Smith Barney, Institutional Equity Strategy, February 11, 2002.


 1   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

Third, for stocks to continue to appreciate in price, there must be a resumption of corporate profit growth, which, in turn, is dependent on broad economic growth. We concur with Brian Keyser, our chief U.S. economist, that "the U.S. economy is showing signs of resuming stronger growth and there are good reasons to expect that better economic news will evolve as the year progresses." We believe that the three stimulating forces of lower interest rates, lower taxes and lower energy prices continue to have a positive effect on the U.S. economy. These forces, coupled with the end of a severe inventory liquidation cycle will, in our opinion, start to lift the economy out of recession.

The beginning of economic recoveries and bull markets are oftentimes challenging for investors. Even as the business environment begins to improve, economic statistics that headline the evening news will typically continue to deteriorate. Unemployment will likely get worse before it gets better. Corporate profits, though stabilizing, are still weak and some observers still believe stocks are expensive. And of course, there are the accounting issues. While there is certainly no defense for companies potentially committing fraud, we believe it is a mistake to assume that abuse is widespread. Although the current environment is challenging, for the reasons listed, we believe economic and investment fundamentals are beginning to improve and that we are at the beginning of a new bull market cycle.

So what does this imply for portfolio construction? One word comes to mind - balance. As we progress through the year, we anticipate investor sentiment to swing between confidence and concern. As such, we believe it is important to own not only companies expected to benefit from an economic recovery (e.g., American Express Co., United Parcel Service Inc.), but also companies with solid growth opportunities regardless of the character of the recovery (e.g., PepsiCo, Inc., Pfizer Inc.). Also, given our outlook for better overall stock price performance, we are continuing the process of moving the portfolio's asset allocation from 70% stocks and 30% bonds to 75% stocks and 25% bonds.

Bond Market Update and Portfolio Changes

Generally, fixed income investors fared better than their equity brethren over the period. Throughout the period, fixed-income total returns benefited from the Fed's policy of aggressive interest rate easing. As we began the new year, there was a rather universal sentiment of relief to close the books on the past year, coupled with an almost uniform view that recovery will come in 2002. Whether the recovery will be strong or weak, and whether it will arrive in the early spring or late summer are the issues being wrestled with as the year begins. The answers to those questions will drive the bond market's total return potential as the year progresses.

Year-over-year yields on 10-year and 30-year U.S. Treasury notes ended virtually where they began, while 2-year and 5-year U.S. Treasury bonds saw decent declines from their January 2001 yields. Volatility abounded; U.S. Treasuries with longer maturities had an abysmal first half but improved somewhat later in the year. While intermediate-term notes had a second good year of performance, they ended the year at slightly lower total returns than were posted at the end of the third quarter of 2001. In fact, the 5-10 year part of the Treasury yield curve(7) posted negative returns for the 4th quarter, as the final two months of the year were characterized by a much more defensive tone. One after another, Wall Street institutions upgraded their financial outlooks for 2002, in what may be a harbinger of higher rates to come. All of this movement led to a much steeper yield curve, to the benefit of the sister fixed-income products (Corporates, Agencies and Mortgages).

Corporate bonds fared the best among fixed-income products in the fourth quarter and for the period as a whole, despite the troubles of Enron Corp., the record supply of $587 billion, an economic recession and a record number of company downgrades. The historically low U.S. Treasury yields pushed investors to high quality corporate bonds, where the yields were as much as 1.25% higher. There remains uncertainty in corporate America concerning over-levered balance sheets, accounting practices and tepid economic data. Investing in the right security will again prove crucial in determining our performance.

----------
(7) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


 2   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

Mortgage-backed securities had a volatile fourth quarter and calendar year. The steepness of the yield curve benefited the sector. However, historically low interest rates prompted a refinancing wave and new home buying at 20-year low mortgage rates. Yet mortgages were still able to post a total return of 8.2%. Many traditional corporate bond buyers invested in mortgages to avoid potential credit problems due to the recession. These investors preferred prepayment risk to event risk and did not have to give up yield to do it.

The Fund began the period covered by this report with an average duration(8) of
5.45 years. Its fixed income allocation was fine-tuned during this period to reflect the low level of interest rates and the effects from the September events and recession. The Fund's government allocation was reduced from 31% to 25%. The corporate bond allocation was also lowered to 50% from 58%. Funds were shifted into mortgage-backed securities for the added yield and lack of event risk in order to lessen the exposure to the current risk profile of the corporate bond market.

We also subscribe to the consensus view that recovery will come in 2002. Recovery may have already begun, but our view is that it will be slow and spotty and perhaps not as robust as the markets priced-in at year-end. Consumer sentiment may soften again if lingering employment weakness remains a threat to a vigorous recovery. In our opinion, the ultimate risk remains the unsettled geopolitical climate which we envision being the case throughout 2002. Tensions remain high in various locations around the world and the war on terrorism will be a long haul.

In the fixed-income portion of the Fund we will seek to maintain a higher yield through slightly reducing exposure to U.S. Treasuries and buying spread product(9) while seeking to maintain the liquidity and credit quality. The portfolio will be barbelled(10) in anticipation of yield curve flattening, with the short end going higher in yield while the long end is supported by the low inflation outlook. (Please note that the Fund's holdings are subject to change.)

Thank you for your investment in the Smith Barney Social Awareness Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon    /s/ Charles P. Graves III, CFA     /s/ Ellen S. Cammer

Heath B. McLendon        Charles P. Graves III, CFA         Ellen S. Cammer
Chairman                 Vice President and                 Vice President and
                         Investment Officer                 Investment Officer

February 22, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 12 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of January 31, 2002 and is subject to change.

----------
(8) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(9) Spread products are fixed-income securities that provide a yield advantage when compared to U.S. Treasury securities such as mortgage-backed securities and corporate bonds.
(10) A barbell portfolio is a portfolio of bonds distributed like the shape of a barbell, with most of the portfolio in short-term and long-term bonds, but few bonds in intermediate maturities.


 3   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Smith Barney Social Awareness Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. International Business Machines Corp. ...............................   2.9%

 2. Tenet Healthcare Corp. ..............................................   2.7

 3. BP PLC, Sponsored ADR ...............................................   2.6

 4. SYSCO Corp. .........................................................   2.6

 5. Johnson & Johnson ...................................................   2.5

 6. Wal-Mart Stores, Inc. ...............................................   2.2

 7. Kimberly-Clark Corp. ................................................   2.2

 8. KB Home .............................................................   2.1

 9. Alcoa Inc. ..........................................................   2.1

10. Automatic Data Processing, Inc. .....................................   2.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                      9.8%   Basic Materials
                      3.2%   Capital Goods
                      8.5%   Consumer Non-Cyclical
                      5.2%   Energy
                     13.6%   Financial Services
                     13.2%   Healthcare
                     12.5%   Retail
                     19.9%   Technology
                      3.3%   Utilities
                     10.8%   Others

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                    3.4%    U.S. Government Obligations
                   16.0%    Corporate Bonds and Notes
                    6.6%    Mortgage-Backed Securities
                    0.3%    Repurchase Agreement
                   73.7%    Common Stock

* All information is as of January 31, 2002. Please note that the Fund's holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


 4   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/02                    $25.50    $20.77      $0.31           $ 0.64          (14.99)%
------------------------------------------------------------------------------------------
1/31/01                     25.79     25.50       0.43             2.01            8.78
------------------------------------------------------------------------------------------
1/31/00                     25.94     25.79       0.32             1.09            4.93
------------------------------------------------------------------------------------------
1/31/99                     20.57     25.94       0.26             0.53           30.47
------------------------------------------------------------------------------------------
1/31/98                     19.36     20.57       0.55             1.99           19.89
------------------------------------------------------------------------------------------
1/31/97                     19.00     19.36       0.60             1.32           12.41
------------------------------------------------------------------------------------------
1/31/96                     15.91     19.00       0.52             0.52           26.47
------------------------------------------------------------------------------------------
1/31/95                     17.72     15.91       0.47             0.66           (3.82)
------------------------------------------------------------------------------------------
1/31/94                     16.85     17.72       0.56             1.46           17.80
------------------------------------------------------------------------------------------
Inception* -- 1/31/93       16.80     16.85       0.11             0.85            6.12++
==========================================================================================
  Total                                          $4.13           $11.07
==========================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/02                    $25.51    $20.81      $0.12           $ 0.64          (15.63)%
------------------------------------------------------------------------------------------
1/31/01                     25.81     25.51       0.23             2.01            7.91
------------------------------------------------------------------------------------------
1/31/00                     25.96     25.81       0.12             1.09            4.13
------------------------------------------------------------------------------------------
1/31/99                     20.63     25.96       0.14             0.53           29.50
------------------------------------------------------------------------------------------
1/31/98                     19.42     20.63       0.40             1.99           18.95
------------------------------------------------------------------------------------------
1/31/97                     19.05     19.42       0.45             1.32           11.60
------------------------------------------------------------------------------------------
1/31/96                     15.97     19.05       0.42             0.52           25.58
------------------------------------------------------------------------------------------
1/31/95                     17.79     15.97       0.35             0.66           (4.54)
------------------------------------------------------------------------------------------
1/31/94                     16.84     17.79       0.34             1.46           16.88
------------------------------------------------------------------------------------------
1/31/93                     17.26     16.84       0.50             1.49            9.68
==========================================================================================
  Total                                          $3.07           $11.71
==========================================================================================


 5   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/02                    $25.59    $20.89      $0.12           $ 0.64          (15.57)%
------------------------------------------------------------------------------------------
1/31/01                     25.88     25.59       0.24             2.01            7.94
-----------------------------------------------------------------------------------------
1/31/00                     26.03     25.88       0.12             1.09            4.13
-----------------------------------------------------------------------------------------
1/31/99                     20.68     26.03       0.14             0.53           29.53
-----------------------------------------------------------------------------------------
1/31/98                     19.46     20.68       0.40             1.99           18.97
------------------------------------------------------------------------------------------
1/31/97                     19.08     19.46       0.45             1.32           11.65
-----------------------------------------------------------------------------------------
1/31/96                     15.97     19.08       0.42             0.52           25.77
-----------------------------------------------------------------------------------------
1/31/95                     17.79     15.97       0.35             0.66           (4.54)
-----------------------------------------------------------------------------------------
Inception* -- 1/31/94       17.54     17.79       0.28             1.46           11.83++
=========================================================================================
  Total                                          $2.52           $10.22
=========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Year Ended 1/31/02                      (14.99)%       (15.63)%       (15.57)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/02                  8.70           7.87           7.90
--------------------------------------------------------------------------------
Ten Years Ended 1/31/02                    N/A           9.62            N/A
--------------------------------------------------------------------------------
Inception* through 1/31/02               10.87           9.81           9.39
================================================================================

                                                     With Sales Charges(2)
                                            ------------------------------------
                                            Class A       Class B       Class L
================================================================================
Year Ended 1/31/02                          (19.24)%      (19.71)%      (17.22)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/02                      7.59          7.72          7.68
--------------------------------------------------------------------------------
Ten Years Ended 1/31/02                        N/A          9.62           N/A
--------------------------------------------------------------------------------
Inception* through 1/31/02                   10.26          9.81          9.26
================================================================================

================================================================================
Cumulative Total Returns+
================================================================================
                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/02)                            159.41%
--------------------------------------------------------------------------------
Class B (1/31/92 through 1/31/02)                               150.45
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/02)                            119.18
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


 6   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                          January 1992 -- January 2002

  [The following table was depicted as a line chart in the printed material.]

                                          Lehman Brothers        Lehman Brothers
                Smith Barney Social    Government/Corporate   Government/Corporate   Standard & Poor's
                   Awareness Fund           Bond Index        Long-Term Bond Index      500 Index
                -------------------    --------------------   --------------------   -----------------
Jan 1992              10000                  10000                   10000                 10000
Jan 1993              10968                  11158                   11458                 11059
Jan 1994              12819                  12307                   13273                 12483
Jan 1995              12236                  11924                   12349                 12549
Jan 1996              15366                  14038                   15652                 17399
Jan 1997              17144                  14372                   15577                 21979
Jan 1998              20399                  15978                   18239                 27892
Jan 1999              26417                  17372                   20421                 36958
Jan 2000              27508                  16873                   18808                 40779
Jan 2001              29684                  19195                   22057                 40409
Jan 2002              25045                  20634                   23570                 33887

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1992, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Lehman Brothers Government/Corporate Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Corporate Long-Term Bond Index is a combination of government and corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


 7   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                         January 31, 2002
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
COMMON STOCK -- 73.7%
Basic Materials -- 7.2%
     120,000               Air Products and Chemicals, Inc.                                    $  5,550,000
     200,000               Alcoa Inc.                                                             7,170,000
     120,000               E.I. du Pont de Nemours and Co.                                        5,300,400
     100,000               Engelhard Corp.                                                        2,786,000
     125,000               Kimberly-Clark Corp.                                                   7,537,500
     100,000               Praxair, Inc.                                                          5,805,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 34,148,900
-----------------------------------------------------------------------------------------------------------
Broadcasting and Cable -- 1.0%
      60,000               Univision Communications Inc.+                                         2,098,800
      65,000               Viacom Inc., Class B Shares+                                           2,599,350
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,698,150
-----------------------------------------------------------------------------------------------------------
Business Services -- 1.7%
     132,000               Automatic Data Processing, Inc.                                        7,128,000
       9,075               Omnicom Group Inc.                                                       792,883
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,920,883
-----------------------------------------------------------------------------------------------------------
Capital Goods -- 2.4%
      40,000               Illinois Tool Works Inc.                                               2,855,200
     168,400               KB Home                                                                7,251,304
      10,000               SPX Corp.+                                                             1,141,600
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,248,104
-----------------------------------------------------------------------------------------------------------
Communications Services -- 1.4%
      83,000               AT&T Wireless Services Inc.+                                             954,500
     100,000               Sprint Corp.                                                           1,770,000
     195,000               Sprint Corp. (PCS Group)+                                              3,194,100
      76,396               WorldCom, Inc.+                                                          767,780
       3,055               WorldCom, Inc. - MCI Group                                                37,851
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,724,231
-----------------------------------------------------------------------------------------------------------
Consumer Cyclical -- 1.1%
      25,000               The Stanley Works                                                      1,107,500
     110,000               Tyco International Ltd.                                                3,866,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,974,000
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical -- 6.2%
     177,000               ConAgra Foods, Inc.                                                    4,389,600
     140,000               The Gillette Co.                                                       4,662,000
      30,000               Kraft Foods Inc.                                                       1,111,800
      83,000               PepsiCo, Inc.                                                          4,157,470
     270,000               Sara Lee Corp.                                                         5,710,500
     300,000               SYSCO Corp.                                                            8,886,000
      30,000               Tupperware Corp.                                                         570,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 29,487,370
-----------------------------------------------------------------------------------------------------------
Energy -- 3.9%
      60,000               Anadarko Petroleum Corp.                                               2,947,800
     192,772               BP PLC, Sponsored ADR                                                  9,006,308
     125,000               Royal Dutch Petroleum Co., NY Shares                                   6,246,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,200,358
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 8   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2002
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
Financial Services -- 10.0%
     195,000               American Express Co.                                                $  6,990,750
      77,625               American International Group, Inc.                                     5,755,894
      80,000               The Bank of New York Co., Inc.                                         3,278,400
     150,000               Bank One Corp.                                                         5,625,000
      75,000               Capital One Financial Corp.                                            3,762,750
      35,200               Freddie Mac                                                            2,362,624
      50,000               The Hartford Financial Services Group, Inc.                            3,309,500
     190,000               KeyCorp                                                                4,675,900
      20,000               Marsh & McLennan Cos., Inc.                                            2,037,000
      53,000               Morgan Stanley Dean Witter & Co.                                       2,915,000
      45,000               PNC Financial Services Group                                           2,598,750
      45,800               The St. Paul Cos., Inc.                                                2,047,260
      20,000               XL Capital Ltd., Class A Shares                                        1,762,400
-----------------------------------------------------------------------------------------------------------
                                                                                                 47,121,228
-----------------------------------------------------------------------------------------------------------
Healthcare -- 9.7%
     112,000               Amgen Inc.+                                                            6,216,000
      42,800               C.R. Bard, Inc.                                                        2,099,340
      40,000               Eli Lilly and Co.                                                      3,004,000
     152,600               Johnson & Johnson                                                      8,776,026
      95,000               Medtronic, Inc.                                                        4,680,650
      20,600               Merck & Co., Inc.                                                      1,219,108
      80,000               Pfizer Inc.                                                            3,333,600
      71,750               Schering-Plough Corp.                                                  2,323,265
     145,500               Tenet Healthcare Corp.+                                                9,281,445
      40,000               WellPoint Health Networks Inc.+                                        5,075,600
-----------------------------------------------------------------------------------------------------------
                                                                                                 46,009,034
-----------------------------------------------------------------------------------------------------------
Publishing -- 0.5%
      59,600               Tribune Co.                                                            2,215,332
-----------------------------------------------------------------------------------------------------------
Retail -- 9.2%
      68,000               BJ's Wholesale Club, Inc.+                                             3,233,400
     180,150               Brinker International, Inc.+                                           6,081,864
      40,000               Costco Wholesale Corp.+                                                1,840,000
     140,000               The Home Depot, Inc.                                                   7,012,600
     289,800               The Kroger Co.+                                                        5,969,880
     100,000               Lowe's Cos., Inc.                                                      4,607,000
     127,000               Wal-Mart Stores, Inc.                                                  7,617,460
      30,000               Walgreen Co.                                                           1,088,400
     187,000               Wendy's International, Inc.                                            5,834,400
-----------------------------------------------------------------------------------------------------------
                                                                                                 43,285,004
-----------------------------------------------------------------------------------------------------------
Technology -- 14.7%
     140,000               Anixter International Inc.+                                            4,018,000
     156,000               AOL Time Warner Inc.+                                                  4,104,360
      45,000               Applied Materials, Inc.+                                               1,964,250
     293,800               Cisco Systems, Inc.+                                                   5,817,240
     100,000               Computer Associates International, Inc.                                3,446,000
      60,000               Dell Computer Corp.+                                                   1,649,400
      95,000               Electronic Data Systems Corp.                                          5,947,950
     228,000               EMC Corp.+                                                             3,739,200
     157,000               Intel Corp.                                                            5,501,280

                       See Notes to Financial Statements.


 9   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2002
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
Technology -- 14.7% (continued)
      94,000               International Business Machines Corp.                               $ 10,141,660
     100,000               JDS Uniphase Corp.+                                                      700,000
       7,655               McDATA Corp., Class A Shares+                                            189,844
      75,000               Microsoft Corp.+                                                       4,778,250
      50,000               Nortel Networks Corp.                                                    362,000
     370,000               Oracle Corp.+                                                          6,386,200
      55,000               SAP AG, Sponsored ADR                                                  1,928,300
      75,000               Siebel Systems, Inc.+                                                  2,654,250
     188,800               Sun Microsystems, Inc.+                                                2,031,488
     125,000               Texas Instruments Inc.                                                 3,901,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 69,260,922
-----------------------------------------------------------------------------------------------------------
Transportation -- 2.3%
     234,562               Southwest Airlines Co.                                                 4,442,604
     109,300               United Parcel Service, Inc.                                            6,282,564
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,725,168
-----------------------------------------------------------------------------------------------------------
Utilities -- 2.4%
     228,000               The AES Corp.+                                                         3,089,400
      86,100               El Paso Corp.                                                          3,267,495
     178,445               Mirant Corp.+                                                          1,786,234
     190,000               The Williams Cos., Inc.                                                3,359,200
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,502,329
-----------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $268,210,706)                                               347,521,013
===========================================================================================================

    FACE
   AMOUNT                                            SECURITY                                      VALUE
===========================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 3.4%
                           U.S. Treasury Notes:
$  1,800,000                 6.000% due 8/15/04                                                   1,909,478
   4,500,000                 6.500% due 2/15/10                                                   4,952,111
                           U.S. Treasury Bonds:
   2,000,000                 7.250% due 5/15/16                                                   2,331,876
   3,000,000                 7.125% due 2/15/23                                                   3,523,596
   2,000,000                 6.250% due 8/15/23                                                   2,137,110
   1,300,000                 6.000% due 2/15/26                                                   1,351,797
-----------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Cost -- $15,140,513)                                                 16,205,968
===========================================================================================================

    FACE
   AMOUNT        RATING(a)                           SECURITY                                      VALUE
===========================================================================================================
CORPORATE BONDS AND NOTES -- 16.0%

Broadcasting and Cable -- 0.6%
   3,000,000     BBB       Comcast Cable Communications, Inc., Sr. Notes, 7.125% due 6/15/13      3,086,592
-----------------------------------------------------------------------------------------------------------
Financial Services -- 8.2%
   3,000,000     AA-       ABN AMRO Bank N.V., Sub. Notes, 7.125% due 6/18/07                     3,211,437
   2,000,000     A+        American Express Co., Notes, 5.500% due 9/12/06                        2,017,678
   3,000,000     A         Countrywide Home Loans, Inc., Guaranteed Medium-Term Notes,
                             5.500% due 2/1/07                                                    2,991,456

                       See Notes to Financial Statements.


10   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2002
================================================================================

    FACE
   AMOUNT        RATING(a)                           SECURITY                                      VALUE
===========================================================================================================
Financial Services -- 8.2% (continued)
                           Fannie Mae, Benchmark Notes:
$  3,000,000     Aaa*        6.000% due 5/15/08                                                $  3,128,826
   2,000,000     AAA         6.375% due 6/15/09                                                   2,119,050
   2,500,000     Aaa*        6.250% due 5/15/29                                                   2,504,622
   4,000,000     Aaa*      Freddie Mac, Reference Notes, Series K, 5.750% due 7/15/03             4,171,524
   5,000,000     A+        J.P. Morgan Chase & Co., Sub. Notes, 7.875% due 6/15/10                5,526,125
   3,000,000     A         Lehman Brothers Holdings Inc., Notes, 6.625% due 1/18/12               2,962,998
   2,000,000     AA-       Merrill Lynch & Co., Inc., Notes, 6.875% due 11/15/18                  2,015,190
   2,000,000     AA-       Morgan Stanley Dean Witter & Co., Notes, 6.100% due 4/15/06            2,069,812
   4,000,000     AA        Province of Ontario, Sr. Notes, 5.500% due 10/1/08                     4,045,856
   2,000,000     Aa2*      Wells Fargo & Co., Notes, 6.625% due 7/15/04                           2,118,718
-----------------------------------------------------------------------------------------------------------
                                                                                                 38,883,292
-----------------------------------------------------------------------------------------------------------
Media -- 0.8%
   4,000,000     BBB+      Time Warner Inc., Guaranteed Debentures, 6.950% due 1/15/28            3,888,516
-----------------------------------------------------------------------------------------------------------
Retail -- 2.1%
   1,000,000     BBB-      Fred Meyer, Inc., Guaranteed Notes, 7.375% due 3/1/05                  1,070,998
                           Target Corp., Notes:
   3,000,000     A+          7.500% due 2/15/05                                                   3,256,785
   3,000,000     A+          5.500% due 4/1/07                                                    3,039,279
   2,375,000     BB        TRICON Global Restaurants, Inc., Sr. Notes, 7.450% due 5/15/05         2,422,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,789,562
-----------------------------------------------------------------------------------------------------------
Technology -- 0.9%
                           Sun Microsystems, Inc., Sr. Notes:
   2,000,000     BBB+        7.000% due 8/15/02                                                   2,031,148
   2,000,000     BBB+        7.500% due 8/15/06                                                   2,097,512
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,128,660
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.6%
   4,000,000     A+        Verizon Global Funding Corp., Notes, 7.750% due 12/1/30                4,501,772
   3,000,000     A         Vodafone Group PLC, Notes, 7.625% due 2/15/05                          3,235,083
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,736,855
-----------------------------------------------------------------------------------------------------------
Telephone -- 1.3%
   3,000,000     BBB       Qwest Capital Funding, Inc., Guaranteed Notes, 7.250% due 2/15/11      2,907,549
   3,000,000     BBB       WorldCom, Inc., Notes, 7.875% due 5/15/03                              3,099,336
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,006,885
-----------------------------------------------------------------------------------------------------------
Transportation -- 0.1%
     277,165     A+        Southwest Airlines Co., Pass-Through Certificates,
                             Series A3, 8.700% due 7/1/11                                           286,076
-----------------------------------------------------------------------------------------------------------
Utilities -- 0.4%
   2,000,000     Ba2*      The AES Corp., Sr. Sub. Notes, 10.250% due 7/15/06                     1,730,000
-----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $73,187,133)                                                 75,536,438
===========================================================================================================

                       See Notes to Financial Statements.


11   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2002
================================================================================

    FACE
   AMOUNT                                            SECURITY                                      VALUE
===========================================================================================================
MORTGAGE-BACKED SECURITIES -- 6.6%
                           Federal Home Loan Mortgage Corp. (FHLMC):
$      1,883                 8.500% due 12/1/02                                                $      1,918
   1,706,528                 7.000% due 10/1/15                                                   1,772,656
   3,972,713                 6.000% due 11/1/31                                                   3,918,088
                           Federal National Mortgage Association (FNMA):
   1,737,959                 7.000% due 1/1/13                                                    1,811,279
   2,674,840                 6.000% due 9/1/16                                                    2,701,589
       3,615                 6.500% due 3/1/29                                                        3,651
   2,977,901                 7.500% due 5/1/31                                                    3,097,948
   2,906,112                 6.000% due 7/1/31                                                    2,868,877
   2,605,861                 6.500% due 7/1/31                                                    2,625,405
   4,880,058                 6.500% due 9/1/31                                                    4,916,659
                           Government National Mortgage Association (GNMA):
   1,879,996                 6.500% due 7/15/29                                                   1,900,558
   2,111,544                 7.000% due 8/15/29                                                   2,172,251
   3,396,666                 7.000% due 6/15/31                                                   3,493,258
-----------------------------------------------------------------------------------------------------------
                           TOTAL MORTGAGE-BACKED SECURITIES
                           (Cost -- $30,839,248)                                                 31,284,137
===========================================================================================================
REPURCHASE AGREEMENT -- 0.3%
   1,288,000               Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at
                             maturity -- $1,288,067; (Fully collateralized by U.S. Treasury
                             Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375% to
                             14.250% due 2/15/02 to 4/15/32; Market value -- $1,313,761)
                             (Cost -- $1,288,000)                                                 1,288,000
===========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $388,665,600**)                                            $471,835,556
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

+     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definitions of ratings.

                       See Notes to Financial Statements.


12   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa  -- Bonds rated "Aa" are judged to be of the high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


13   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                             January 31, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $388,665,600)                        $ 471,835,556
     Cash                                                                          161
     Receivable for securities sold                                          1,780,967
     Interest receivable                                                     1,738,954
     Receivable for Fund shares sold                                           334,898
     Dividends receivable                                                      150,467
--------------------------------------------------------------------------------------
     Total Assets                                                          475,841,003
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable for Fund shares purchased                                         717,584
     Investment advisory fee payable                                           223,143
     Administration fee payable                                                 81,026
     Distribution fees payable                                                  80,223
     Accrued expenses                                                          287,529
--------------------------------------------------------------------------------------
     Total Liabilities                                                       1,389,505
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 474,451,498
======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $      22,822
     Capital paid in excess of par value                                   393,904,285
     Undistributed net investment income                                       139,663
     Accumulated net realized loss from security transactions               (2,785,228)
     Net unrealized appreciation                                            83,169,956
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 474,451,498
======================================================================================

Shares Outstanding:
     Class A                                                                14,867,895
     ---------------------------------------------------------------------------------
     Class B                                                                 6,647,870
     ---------------------------------------------------------------------------------
     Class L                                                                 1,306,078
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       20.77
     ---------------------------------------------------------------------------------
     Class B *                                                           $       20.81
     ---------------------------------------------------------------------------------
     Class L **                                                          $       20.89
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $       21.86
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       21.10
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


14   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                      For the Year Ended January 31, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $   9,160,892
     Dividends                                                                         3,804,209
     Less: Foreign withholding tax                                                       (60,054)
------------------------------------------------------------------------------------------------
     Total Investment Income                                                          12,905,047
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                  2,804,956
     Distribution fees (Note 2)                                                        2,664,649
     Administration fee (Note 2)                                                       1,019,984
     Shareholder and system servicing fees                                               972,392
     Shareholder communications                                                           94,119
     Audit and legal                                                                      61,760
     Trustees' fees                                                                       42,991
     Registration fees                                                                    22,846
     Custody                                                                              20,896
     Other                                                                                 9,324
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    7,713,917
------------------------------------------------------------------------------------------------
Net Investment Income                                                                  5,191,130
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          226,336,083
        Cost of securities sold                                                      228,979,546
------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                (2,643,463)
------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation (Note 1)                                (90,868,752)
------------------------------------------------------------------------------------------------
Net Loss on Investments                                                              (93,512,215)
------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                             $ (88,321,085)
================================================================================================

                       See Notes to Financial Statements.


15   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

Statements of Changes in Net Assets              For the Years Ended January 31,

                                                                           2002            2001
====================================================================================================
OPERATIONS:
     Net investment income                                            $   5,191,130    $   7,010,425
     Net realized gain (loss)                                            (2,643,463)      26,278,389
     Increase (decrease) in net unrealized appreciation                 (90,868,752)      13,730,929
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                  (88,321,085)      47,019,743
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (5,496,264)      (7,913,464)
     Net realized gains                                                 (14,585,892)     (44,426,586)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (20,082,156)     (52,340,050)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                    80,941,063      104,928,430
     Net asset value of shares issued for reinvestment of dividends      19,079,715       49,746,212
     Cost of shares reacquired                                         (101,091,556)    (150,159,464)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions      (1,070,778)       4,515,178
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (109,474,019)        (805,129)

NET ASSETS:
     Beginning of year                                                  583,925,517      584,730,646
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 474,451,498    $ 583,925,517
====================================================================================================
* Includes undistributed net investment income of:                    $     139,663    $     459,089
====================================================================================================

                       See Notes to Financial Statements.


16   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective February 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended January 31, 2002, interest income decreased by $205,038, net realized loss decreased by $81,398 and the change in net unrealized appreciation of investments decreased by $123,640. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $112,646 to reflect the cumulative effect of this change up to the date of the adoption.


17   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended January 31, 2002, the Fund paid transfer agent fees of $393,795 to TB&T.

Salomon Smith Barney Inc. ("SSB"), and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, acts as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended January 31, 2002, SSB received brokerage commissions of $9,732.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2002, SSB received sales charges of approximately $517,000 and $53,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended January 31, 2002, CDSCs paid to SSB were approximately:

                                                            Class B      Class L
================================================================================
CDSCs                                                       $99,000      $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 2002, total Distribution Plan fees incurred were:

                                             Class A      Class B      Class L
================================================================================
Distribution Plan Fees                      $811,757    $1,564,792    $288,100
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $217,802,283
--------------------------------------------------------------------------------
Sales                                                                226,336,083
================================================================================

At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $108,993,578
Gross unrealized depreciation                                       (25,823,622)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 83,169,956
================================================================================


18   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2002, the Fund did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 2002, the Fund did not enter into any written covered call or put option contracts.


19   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2002, the Fund did not have any securities on loan.

8. Capital Loss Carryforward

At January 31, 2002, the Fund had, for Federal income tax purposes, approximately $997,000 of capital loss carryforwards available to offset future capital gains, expiring on January 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

9. Shares of Beneficial Interest

At January 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2002, total paid-in capital amounted to the following for each class:

                                     Class A          Class B          Class L
================================================================================

Total Paid-in Capital             $287,225,831      $75,987,730      $30,713,546
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                      Year Ended
                                       January 31, 2002                January 31, 2001
                                 -----------------------------   ----------------------------
                                    Shares         Amount           Shares         Amount
=============================================================================================
Class A
Shares sold                       2,161,298     $ 48,469,039       2,572,183    $ 66,433,424
Shares issued on reinvestment       594,839       13,102,393       1,238,071      31,028,733
Shares reacquired                (2,027,371)     (44,729,194)     (2,721,777)    (70,102,315)
---------------------------------------------------------------------------------------------
Net Increase                        728,766     $ 16,842,238       1,088,477    $ 27,359,842
=============================================================================================
Class B
Shares sold                       1,146,461     $ 25,498,120       1,183,427    $ 30,485,318
Shares issued on reinvestment       227,381        5,046,064         652,400      16,326,528
Shares reacquired                (2,241,413)     (50,087,739)     (2,882,410)    (74,399,172)
---------------------------------------------------------------------------------------------
Net Decrease                       (867,571)    $(19,543,555)     (1,046,583)   $(27,587,326)
=============================================================================================
Class L
Shares sold                         307,239     $  6,973,904         312,166    $  8,009,688
Shares issued on reinvestment        41,852          931,258          95,285       2,390,951
Shares reacquired                  (279,809)      (6,274,623)       (219,487)     (5,657,977)
---------------------------------------------------------------------------------------------
Net Increase                         69,282     $  1,630,539         187,964    $  4,742,662
=============================================================================================


20   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares                                   2002(1)         2001(1)         2000(1)         1999(1)         1998
==========================================================================================================================
Net Asset Value, Beginning of Year              $   25.50       $   25.79       $   25.94       $   20.57       $   19.36
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                          0.29            0.39            0.38            0.29            0.48
   Net realized and unrealized gain (loss)(2)       (4.07)           1.76            0.88            5.87            3.27
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (3.78)           2.15            1.26            6.16            3.75
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.31)          (0.43)          (0.32)          (0.26)          (0.55)
   Net realized gains                               (0.64)          (2.01)          (1.09)          (0.53)          (1.99)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.95)          (2.44)          (1.41)          (0.79)          (2.54)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   20.77       $   25.50       $   25.79       $   25.94       $   20.57
--------------------------------------------------------------------------------------------------------------------------
Total Return                                       (14.99)%          8.78%           4.93%          30.47%          19.89%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $ 308,856       $ 360,550       $ 336,595       $ 282,060       $ 202,026
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.23%           1.15%           1.17%           1.19%           1.19%
   Net investment income(2)                          1.30            1.52            1.47            1.23            2.34
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                43%             36%             43%             36%             62%
==========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended January 31, 2002, those amounts would have been $0.30, $4.08 and 1.34% for net investment income, net realized unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


21   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares                                   2002(1)         2001(1)         2000(1)         1999(1)         1998
==========================================================================================================================
Net Asset Value, Beginning of Year              $   25.51       $   25.81       $   25.96       $   20.63       $   19.42
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                          0.11            0.19            0.19            0.11            0.33
   Net realized and unrealized gain (loss)(2)       (4.05)           1.75            0.87            5.89            3.27
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (3.94)           1.94            1.06            6.00            3.60
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.12)          (0.23)          (0.12)          (0.14)          (0.40)
   Net realized gains                               (0.64)          (2.01)          (1.09)          (0.53)          (1.99)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.76)          (2.24)          (1.21)          (0.67)          (2.39)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   20.81       $   25.51       $   25.81       $   25.96       $   20.63
--------------------------------------------------------------------------------------------------------------------------
Total Return                                       (15.63)%          7.91%           4.13%          29.50%          18.95%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $ 138,313       $ 191,725       $ 220,989       $ 198,181       $ 172,115
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          2.00%           1.94%           1.93%           1.94%           1.95%
   Net investment income(2)                          0.50            0.73            0.71            0.49            1.62
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               43%              36%             43%             36%             62%
==========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended January 31, 2002, those amounts would have been $0.12, $4.06 and 0.54% for net investment income, net realized unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


22   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class L Shares                                   2002(1)         2001(1)         2000(1)         1999(1)         1998
==========================================================================================================================
Net Asset Value, Beginning of Year              $   25.59       $   25.88       $   26.03       $   20.68       $   19.46
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                          0.13            0.19            0.19            0.11            0.34
   Net realized and unrealized gain (loss)(3)       (4.07)           1.77            0.87            5.91            3.27
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)From Operations                  (3.94)           1.96            1.06            6.02            3.61
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.12)          (0.24)          (0.12)          (0.14)          (0.40)
   Net realized gains                               (0.64)          (2.01)          (1.09)          (0.53)          (1.99)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.76)          (2.25)          (1.21)          (0.67)          (2.39)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   20.89       $   25.59       $   25.88       $   26.03       $   20.68
--------------------------------------------------------------------------------------------------------------------------
Total Return                                       (15.57)%          7.94%           4.13%          29.53%          18.97%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $  27,282       $  31,651       $  27,147       $  15,453       $   7,173
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.94%           1.93%           1.92%           1.92%           1.93%
   Net investment income(3)                          0.59            0.74            0.73            0.46            1.54
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                43%             36%             43%             36%             62%
==========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended January 31, 2002, those amounts would have been $0.14, $4.08 and 0.63% for net investment income, net realized unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


23   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund of Smith Barney Equity Funds ("Fund") as of January 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         KPMG LLP

New York, New York
March 15, 2002


24   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Social Awareness Fund ("Fund") are managed under the direction of the Smith Barney Equity Fund's ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                                    Number of
                                                                                                   Investment
                                                 Term of                                            Companies
                                               Office* and           Principal                       in Fund              Other
                               Position(s)      Length of          Occupation(s)                     Complex          Directorships
                                Held with         Time              During Past                     Overseen             Held by
Name, Address and Age             Fund           Served               5 Years                      by Trustee            Trustee
===================================================================================================================================
NON-INTERESTED
TRUSTEES:

Lee Abraham                     Trustee           Since     Retired; Former Chairman and                9      Signet Group PLC
13732 LeHavre Drive                               1993      CEO of Associated Merchandising
Frenchman's Creek                                           Corp., a major retail Merchandising
Palm Beach Gardens, FL 33410                                Organization. Former Director of
Age: 74                                                     Galey & Lord, Liz Claiborne,
                                                            R.G. Barry Corporation and
                                                            eNote.Com Inc.

Allan J. Bloostein              Trustee           Since     President of Allan Bloostein Associates,   16      Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                     1986      a consulting firm. Former Director of
New York, NY 10023                                          CVS Corporation
Age: 72

Jane F. Dasher                  Trustee           Since     Controller of PBK Holdings Inc.,            9              None
Korsant Partners                                  1999      a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age: 52

Donald R. Foley                 Trustee           Since     Retired                                     9              None
3668 Freshwater Drive                             1999
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.          Trustee           Since     Retired; Former Head of the New             9              None
2751 Vermont Route 140                            1986      Atlanta Jewish Community High
Poultney, VT 05764                                          School
Age: 60

Dr. Paul Hardin                 Trustee           Since     Professor of Law & Chancellor              11              None
12083 Morehead                                    1999      Emeritus at the University of
Chapel Hill, NC27514-8426                                   North Carolina
Age: 70

Roderick C. Rasmussen           Trustee           Since     Investment Counselor                        9              None
9 Cadence Court                                   1999
Morristown, NJ 07960
Age: 75

John P. Toolan                  Trustee           Since     Retired                                     9      Trustee John Hancock
7202 Southeast                                    1999                                                         Funds
Golf Ridge Way
Hobe Sound, FL 33455
Age:71


25   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                                                                   Investment
                                                 Term of                                            Companies
                                               Office* and           Principal                       in Fund              Other
                               Position(s)      Length of          Occupation(s)                     Complex          Directorships
                                Held with         Time              During Past                     Overseen             Held by
Name, Address and Age             Fund           Served               5 Years                      by Trustee            Trustee
===================================================================================================================================
INTERESTED
TRUSTEES

Heath B. McLendon               Trustee/          Since     Managing Director of Salomon               74              None
Salomon Smith Barney Inc.       Chairman          1986      Smith Barney Inc. ("SSB"); President
125 Broad Street, 9th Floor                                 and Director of Smith Barney Fund
New York, NY 10004                                          Management LLC ("SBFM") and
Age: 68                                                     Travelers Investment Adviser, Inc.
                                                            ("TIA") The Travelers Investment
                                                            Management Company; Trustee-
                                                            Drew University; Advisory Director-
                                                            M&T Bank

----------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

EXECUTIVE
OFFICERS:

Lewis E. Daidone                Senior Vice       Since     Managing Director of SSB;                  N/A             N/A
Salomon Smith Barney Inc.       President and     1995      Director and Senior Vice President
125 Broad Street, 10th Floor    Treasurer                   of SBFM and TIA
New York, NY 10004
Age: 44

Charles P. Graves III, CFA      Vice President    Since     Managing Director of SSB                   N/A             N/A
Salomon Smith Barney Inc.       and Investment    2001
100 First Stamford Place        Officer
Stamford, CT 06902
Age: 39

Ellen S. Cammer                 Vice President    Since     Managing Director of SSB                   N/A             N/A
Salomon Smith Barney Inc.       and Investment    1996
333 West 34th Street            Officer
New York, NY 10001
Age: 47

Christina T. Sydor              Secretary         Since     Managing Director of SSB;                  N/A             N/A
Salomon Smith Barney Inc.                         1995      General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 51

Paul A. Brook                   Controller        Since     Director of SSB; Managing                  N/A             N/A
Salomon Smith Barney Inc.                         1998      Director-- AMT Capital
125 Broad Street, 9th Floor                                 1997-1998
New York, NY 10004
Age: 48


26   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2002:

      o     A corporate dividends received deduction of 61.61%.

      o     Total long-term capital gain distributions paid of $14,585,892.

A total of 12.15% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


27   Smith Barney Social Awareness Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Charles P. Graves III, CFA
Vice President and
Investment Officer

Ellen S. Cammer
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds --Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[UNION LOGO]

[RECYCLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0912 3/02